UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2008

CODA OCTOPUS GROUP, INC.
(Name of Small Business Issuer in its Charter)

Delaware	000-52815	34-200-8348
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization		Identification Number)

164 West, 25th Street, 6th Floor, New York
New York 10001
(Address, Including Zip Code of Principal Executive Offices)

(212) 924-3442
(Issuer's telephone number)

(Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Louis A. Brilleman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On September 18, 2008, Coda Octopus Group, Inc. (the “Company”) issued a press release to announce its operating results for the third fiscal quarter ended July 31, 2008. A copy of the press release is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements.

None.

(c) Exhibits.

99.1	Press Release, dated September 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated; September 18, 2008

Coda Octopus Group, Inc.

/s/ Jody Frank
By: Chief Financial Officer